UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018

Triton Pacific Investment Corporation, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-174873	45-2460782
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

6701 Center Drive West, Suite 1450

 Los Angeles, CA 90045

 (Address of principal executive offices)

(310) 943-4990

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 10, 2018, Triton Pacific Investment Corporation, Inc. (“TPIC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pathway Capital Opportunity Fund, Inc. (“PWAY”), a registered closed-end investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Company Act”). A description of the Merger Agreement is set forth below and is qualified in its entirety to the full text of the Merger Agreement, which is included in the joint proxy statement and prospectus filed by TPIC on Form N-14 (the “Registration Statement”) on August 13, 2018 and is incorporated by reference herein. Pursuant to the Merger Agreement, among other things and subject to certain conditions described therein, PWAY will merge with and into TPIC, with TPIC as the surviving entity in the merger (the “Merger”). The respective boards of directors of TPIC and PWAY, including the directors who are not “interested persons” as defined in Section 2(a)(19) of the Company Act, determined that the Merger would be in the best interests of each of TPIC and PWAY, and further approved the Merger upon the terms and subject to the conditions and limitations set forth in the Merger Agreement. The closing of the Merger (the “Closing”) is subject to the satisfaction or waiver of certain closing conditions, as described below. It is expected that the Merger will qualify as a “reorganization” under the provisions of Section 368(a) of Internal Revenue Code of 1986, as amended (the “Code”) and shareholders of PWAY generally will not recognize gain or loss in connection with the exchange of their shares of PWAY common stock for shares of TPIC’s common stock pursuant to the Merger Agreement.

If the proposed Merger is consummated, the holders of shares of PWAY’s Class A common stock, par value $0.01 per share (“PWAY Class A Shares”), will have a right to receive a number of shares of TPIC’s Class A common stock, par value $0.001 per share (“TPIC Common Stock”), equal to the result of (A) the PWAY Class A per-share net asset value (“NAV”) divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement, and the holders of shares of PWAY’s Class I common stock, par value $0.01 per share (“PWAY Class I Shares” and, together with the PWAY Class A Shares, the “PWAY Common Stock”), will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class I per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement. Until the Merger is completed, the value of the shares of TPIC Common Stock to be issued in the Merger and the number of shares of TPIC Common Stock to be issued to PWAY stockholders may fluctuate or change.

Triton Pacific Adviser, LLC and ZAIS Group, LLC currently serve as the investment adviser and investment sub-adviser, respectively, to TPIC. These entities are expected to no longer serve in such capacities following completion of the Merger, and Prospect Flexible Income Management, LLC (the “New Investment Adviser”), subject to the approval of TPIC’s stockholders, is expected to serve as the investment adviser to the combined company following completion of the Merger. In addition, TFA Associates, LLC, which currently serves as the administrator to TPIC is also expected to cease to serve in such capacity, and Prospect Administration LLC (“Prospect Administration”) is expected to serve as the administrator and TFA Associates, LLC is expected to serve as the sub-administrator to the combined surviving company following completion of the Merger. Finally, in accordance with the provisions of the Maryland General Corporation Law, TPIC’s board of directors has approved the change in TPIC’s name to TP Flexible Income Fund, Inc. (“FLEX”), subject to and effective upon consummation of the Merger.

At the effective time of the Merger, the Company’s board of directors will continue to consist of five directors, with each of Prospect Capital Management L.P. (“Prospect Capital Management”) and TPA having the right to nominate one individual for election to the board of directors of the combined surviving company so long as (i) the New Investment Adviser is the investment adviser to the combined surviving company and (ii) such nomination is (A) in accordance with the combined surviving company’s charter, bylaws and applicable law, and (B) consistent with the duties of the board of directors of the combined surviving company. Prospect Capital Management has nominated M. Grier Eliasek, PWAY’s existing Chief Executive and Officer and President, to the combined surviving company’s board of directors, and TPA has nominated Craig J. Faggen, TPIC’s existing Chief Executive Officer and member of its board of directors, to the combined surviving company’s board of directors. In addition, the Company has nominated three new independent directors to the combined surviving company’s board of directors, each of whom is currently an independent director on PWAY’s board of directors. The terms of each of these nominated directors is effective upon consummation of the Merger.

The Merger Agreement contains (a) customary representations and warranties made by each party to the other party, and (b) customary covenants and agreements, including: (i) a covenant by each party to cooperate in the preparation of the proxy materials to be filed in connection with the Merger; and (ii) a covenant by each party to take actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Merger Agreement.

As more fully described in the Merger Agreement, the obligations of PWAY and TPIC to complete the Merger are subject to the satisfaction or, where permissible, waiver of, certain conditions including the following: (i) the approvals of PWAY and TPIC stockholders are obtained at their respective stockholder meetings; (ii) a joint proxy statement and prospectus filed by TPIC on Form N-14 (the “Registration Statement”) has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated or threatened by the Securities and Exchange Commission (the “SEC”); (iii) all necessary regulatory and statutory approvals (if any) are obtained by each of PWAY and TPIC and remain in full force and effect and all statutory waiver periods in respect thereof have expired or been terminated; (iv) any applicable waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired or been terminated; (v) no order, injunction or decree or law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement is in effect, and no such suit or proceeding is pending; (vi) the New Investment Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended; (vii) a new investment advisory agreement is duly executed and delivered by FLEX and the New Investment Adviser; (viii) a new administration agreement is duly executed and delivered by FLEX and Prospect Administration; (ix) an expense limitation agreement by and between FLEX and the New Investment Adviser (as described in the Registration Statement), is duly executed and delivered by such parties; (x) the Triton Termination and Waiver Agreement (as defined and described in the Registration Statement) is duly executed and delivered by the relevant parties; (xi) a distribution agreement, by and between FLEX and Triton Pacific Securities, LLC, is duly executed and delivered by such parties; and (xii) the truth and accurateness of the representations and warranties and compliance with covenants of each other party in the Merger Agreement, subject to the materiality standards provided in the Merger Agreement.

As more fully described in the Merger Agreement, the Merger Agreement contains certain termination rights for PWAY or TPIC, as applicable, including if: (i) the parties mutually agree to terminate; (ii) the Merger has not been completed by December 31, 2018, unless extended in writing with the mutual consent of TPIC and PWAY; (iii) any regulatory or statutory approvals required to be obtained by either PWAY or TPIC with respect to the Merger or any of the other transactions contemplated by the Merger Agreement have been denied and such denials have become final and nonappealable; (iv) a governmental entity has issued a final and non-appealable order or promulgated a law prohibiting or making illegal the Merger or any of the other transactions contemplated by the Merger Agreement; (v) the stockholders of PWAY fail to approve the Merger and the transactions contemplated thereby (collectively, the “PWAY Stockholder Proposals”); (vi) the PWAY board of directors has changed its recommendation in favor of the PWAY Stockholder Proposals; (vii) the stockholders of TPIC fail to approve the Merger and the transactions contemplated thereby (collectively, the “TPIC Stockholder Proposals”); (viii) the TPIC board of directors has changed its recommendation in favor of the TPIC Stockholder Proposals; (ix) either TPIC or PWAY receives a Superior Proposal (as defined in the Merger Agreement) by a third party and the board of directors of TPIC or PWAY, as the case may be, approves such entity to enter into definitive documentation with respect to such Superior Proposal and such entity pays the other entity the reasonable, documented out-of-pocket expenses incurred in connection transactions contemplated by the Merger Agreement; or (x) either party breaches its representations, warranties or covenants in the Merger Agreement such that the closing conditions cannot be satisfied. The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, TPIC or PWAY, as the terminating party, will be required to pay the other party, as the non-terminating party, in cash, an amount equal to such non-terminating party’s reasonable, documented out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is being made in respect of the proposed Merger between TPIC and PWAY. In connection with the proposed Merger, TPIC plans to file with the SEC a Registration Statement on Form N-14 that includes proxy statements of TPIC and PWAY and that also constitutes a prospectus of TPIC regarding the TPIC Common Stock to be issued to the stockholders of PWAY in connection with the Merger. The Registration Statement will be mailed to the stockholders of TPIC and PWAY if and when it is declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF TPIC ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY

WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain free copies of the Registration Statement (when available) and other documents filed with the SEC by each of TPIC and PWAY through the web site maintained by the SEC at www.sec.gov and from TPIC’s website at www.tritonpacificpe.com.

PROXY SOLICITATION

TPIC, PWAY and their respective directors, executive officers and certain other members of management and employees may be participants in the solicitation of proxies in respect of TPIC and PWAY stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the TPIC and PWAY stockholders in connection with the proposed transaction will be set forth in the Registration Statement when it is filed with the SEC. You can find information about TPIC’s executive officers and directors in its Form 10-K/A filed with the SEC on April 30, 2018. Information regarding PWAY’s directors and executive officers is contained in PWAY’s Certified Shareholder Report filed with the SEC on March 1, 2018. A more complete description will be available in the Registration Statement. You can obtain free copies of these documents from TPIC and PWAY in the manner set forth above.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking” statements, including statements with regard to future events or the future performance or operations of TPIC and PWAY. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, future changes in laws or regulations and conditions in TPIC’s or PWAY’s operating area, failure to obtain requisite stockholder approval for the PWAY Stockholder Proposals and TPIC Stockholder Proposals set forth in the Registration Statement, failure to consummate the business combination transaction involving TPIC and PWAY, the net asset value of shares of TPIC’s and PWAY’s common stock, uncertainties as to the timing of the consummation of the business combination transaction involving TPIC and PWAY, unexpected costs, charges or expenses resulting from the business combination transaction involving TPIC and PWAY, and failure to realize the anticipated benefits of the business combination transaction involving TPIC and PWAY. Some of these factors are enumerated in the filings TPIC and PWAY made with the SEC and will also be contained in the Registration Statement when such document becomes available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, TPIC and PWAY undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Triton Pacific Investment Corporation, Inc. and Pathway Capital Opportunity Fund, Inc., dated as of August 10, 2018.(1)

(1)	Incorporated by reference to the Joint Proxy Statement and Registration Statement on Form N-14 filed by TPIC on August 13, 2018 (File No. 333-)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2018	Triton Pacific Investment Corporation, Inc.

	By	/s/ Craig J. Faggen
Craig J. Faggen Chief Executive Officer (Principal Executive Officer)